UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2007

Telkonet, Inc.

(Exact name of registrant as specified in its charter)

Utah	001-31972	87-0627421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, MD 20876

(Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code: (240) 912-1800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on June 1, 2007 to include the financial statements required by Item 9.01 of Form 8-K. The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99 and incorporated herein by reference:

(i)
Unaudited Pro Forma Condensed Combined Financial Statements of Telkonet, Inc. giving effect to the merger of Microwave Satellite Technologies, Inc. (formerly Fitness Xpress Software, Inc.) with a newly formed wholly-owned subsidiary of MSTI Holdings, Inc. and the subsequent private placement by MSTI Holdings of shares of its common stock.

(c)  Shell Company Transactions.

None.

(d)   Exhibits.

The following document is filed as exhibit to this Report on Form 8-K:

99     Unaudited Pro Forma Condensed Combined Financial Statements of Telkonet, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2007

By:	/s/ Richard J. Leimbach
Richard J. Leimbach Vice President Finance